Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

RSSX	Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

(the “Fund”)

listed on Cboe BZX Exchange, Inc.

March 20, 2026

Supplement to the Summary Prospectus,

Prospectus and

Statement of Additional Information (“SAI”),

each dated May 22, 2025,

as previously supplemented

Appointment of New Sub-Adviser

At a meeting of the Board of Trustees of the Trust (the “Board”) held on March 12, 2026, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940), approved a new investment sub-advisory agreement, on behalf of the Fund, with ReSolve Asset Management Inc. (“RAM”). Upon the effective date of the investment sub-advisory agreement, currently anticipated for sometime in April of 2026 (the “Effective Date”), RAM will serve as an investment sub-adviser to the Fund and its Subsidiary and will be responsible for trade execution of portfolio securities and financial instruments for each entity, including selecting broker-dealers to execute purchase and sale transactions.

This new investment sub-advisory agreement was approved pursuant to the Fund’s manager of manager exemptive relief, and accordingly, shareholder approval is not required. Under RAM’s appointment as sub-adviser to the Fund, there are no changes in any investment objective or investment policy of the Fund. Shareholders will receive an information statement within 90 days of the Effective Date containing additional information regarding the appointment. In addition, the Fund’s Summary Prospectus, Prospectus and SAI will be updated to reflect the appointment on or about the Effective Date.

Change in Cut-Off Time

In addition, effective March 23, 2026, the Fund’s order cut-off time for orders to purchase or redeem Creation Units is changed to between 4:30 p.m. Eastern time and 5:00 p.m. Eastern time on the Business Day prior to the day of the transaction (also known as T-1 or T minus one Order Window).

The foregoing supersedes contrary disclosure in the Fund’s SAI.

Please retain this Supplement for future reference.